UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2018

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2018

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	9
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Expense Example	32
Notice to Shareholders	34
Management	35
Approval of Investment Advisory Agreement	39
Privacy Notice	44

Logan Capital Large Cap Growth Fund
Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2018.

Performance Review

For the fiscal year ended April 30, 2018, the Logan Capital Large Cap Growth Fund (the “Fund”) Institutional Class returned +20.49 compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +18.96%. Furthermore, the Fund had fairly consistent relative returns during the 12-month period, outperforming its benchmark index in 3 out of 4 fiscal quarters.

The Fund’s top 10 performers were names that are involved in and heavily utilize the internet and/or technology. These names come from an array of sectors: Technology/Financial Technology (Apple, IPG Photonics, FleetCor Technologies, MasterCard, Global Payments), Consumer Discretion (Netflix, Amazon, Constellation Brands, Estee Lauder) and Healthcare (Align Technology). It is often difficult to assign a company neatly into a single category and sector definitions have become blurred by the growing use of technology in all sectors. For example, Align Technology uses 3D modeling and 3D printing to make dental appliances to straighten teeth. Is it a healthcare company or a technology company? (It is currently assigned to healthcare.)

It is notable that 6 of these top 10 performers were also top 10 performers during the previous fiscal year. What this illustrates is that even though opportunities can come from many sectors, every aspect of our daily lives continues to be rapidly changed by advances in technology, the “Internet of Things,” mobility, electronic payments, artificial intelligence and social media.

Conversely, names on the bottom 10 list were mostly clustered in Retail and Consumer-reliant sectors (Haines Brands, Dick’s Sporting Goods, Foot Locker, Spectrum Brands, Middleby) with the balance of the bottom names sprinkled across various areas: Wabco (Transportation), Alliance Data and NCR (Financial Technology), Acuity Brands (Building Materials) and Celgene (Biotech).

From a sector viewpoint, the Fund’s outperformance for the fiscal year was driven primarily by good relative returns in the Consumer Discretion, Consumer Staples and Healthcare sectors. Conversely, the weakest relative sector performers for the year were Industrials, Technology and Materials. It is interesting to note that of the consumer-related names, some did very well and others did poorly. This highlights the how the rapidly changing consumer-related economy continues to reward the innovators while punishing the slow adapters.

Market year in review

There were several market-moving forces during the past fiscal year, but the biggest ones were the return of market volatility, Trump’s tax reform bill (as well as his moves to scrap or renegotiate various treaties, pacts and tariffs around the world) and the Fed’s actions to start raising interest rates from historically low levels. The rebound in the price of oil is also noteworthy.

Logan Capital Large Cap Growth Fund

Fiscal Quarter 1 – ending July 31, 2017

Despite the usual list of concerns during the Fund’s fiscal 1Q of the 2017-2018 year, the portfolio surged ahead to deliver index-beating performance. During this quarter’s earnings season, more than 70% of S&P 500 stocks reported earnings improvements. The upside gains in the portfolio came from several areas – Information Technology, Healthcare and Consumer Staples. This strength more than offset the weakness in the Consumer Discretion sector – primarily the bricks-and-mortar retailers – which suffered mightily from the so-called “Amazon effect” during the quarter. Although online shopping continues to grow at a steady pace, it accounts for just 15% of all U.S. purchases. Amazon isn’t likely to put every store out of business and we believe that the tech-savvy traditional retailers that successfully integrate online capabilities have the potential to have good price recoveries.

There was much speculation earlier last year about when the Fed would start hiking rates again because rapidly rising interest rates often create problems for the market. Although rates were still historically low for much of last year, the Fed took a very measured pace and held rates steady for much of 2017. We would have been concerned if rates had taken a sudden and surprising jump upwards, but that didn’t happen.

Fiscal Quarter 2 – ending October 31, 2017

The stock market continued its climb in fiscal 2Q with all the major U.S. stock indices closing out the quarter at – or near – new all-time highs. (Those highs were subsequently eclipsed the in following quarter.) This was the eighth straight positive quarter for the S&P 500, the Russell 1000 Growth and the Dow Jones Industrial Average indices. The markets continued to have very low volatility as investors stayed focused on the positive economic numbers and seemed to ignore a list of potentially concerning issues, including North Korea’s “Rocketman,” a toxic political environment, uncertain healthcare and tax policies, economic losses from hurricanes and evolving Federal Reserve interest rate policy. Such turmoil would normally set the markets back, – at least temporarily – but all these things notwithstanding, the market marched higher.

Although still in positive territory and still ahead of the benchmark Russell 1000 Growth Index on a fiscal year-to-date basis, the Fund struggled with some headwinds and ended up trailing the index for the period. In relative terms, the sectors which detracted the most from the portfolio’s performance in the quarter were Consumer Discretion, Industrial and Technology sectors. On the upside, the sector stand-out for the quarter was Consumer Staples, followed by Healthcare and Materials.

Meanwhile, the big “show” that was unfolding in D.C. was the effort for tax reform. After failing to repeal Obamacare, the current administration pulled out all stops to avoid yet another failure to deliver on campaign promises. The market and the business world were optimistic that some sort of tax reform would get passed and, as we now know, that optimism would turn out to be well founded.

As we moved into the tail-end of 2017, economic data was still looking good and the Conference Board’s Leading Economic Indicator showed that the economy was expanding, with no recession in sight. Small business optimism was at 12-year highs and

Logan Capital Large Cap Growth Fund

U.S. factory activity had rebounded to 6-year highs. This positive data had some analysts projecting market earnings growth in the mid-to-upper single digits in the coming year – a big improvement over the past 3 years of relatively low earnings growth.

Fiscal Quarter 3 – ending January 31, 2018

As we entered the Fund’s fiscal Q3, beginning November 2017, the bull market continued to close in on post-WWII records in terms of magnitude and duration. As has been the case historically, the markets enjoyed a significant boost from the newly passed 2017 tax reform act. The Fund produced upside returns for the quarter that exceeded the returns of the benchmark index. Consumer oriented stocks – both in the durable and non-durable sectors – boosted returns for shareholders. Meanwhile, former top performing sectors like information technology, industrials and healthcare took a breather during the quarter and were at the bottom of the performance heap this period.

During this quarter, our team spent time focusing on the question: “Given the broad and long bull market, are we done?” Interestingly, almost every indicator we reviewed at that time left us comfortable with market and economic conditions and, in many cases, with a more favorable outlook than we had before the exercise. A critical part of our process is that of stepping back and looking at the big picture in the economy, and we have found this helpful in taking a longer-term perspective in portfolio construction over the years.

2017 did indeed bring a fair amount of political uncertainty and change to government policy. Our approach to evaluating the impact of new governmental policy is not all that different from that of evaluating new technology. The new U.S. tax laws continue to have many implications on business and it is the good businesses with solid strategies and management teams that will be able to adapt to whatever changes are made. If the changes prove to be effective, the stated goals of making U.S. based activity more competitive globally will be good for the U.S. markets.

This fiscal quarter ended on the back of strong gains in the markets for January 2018, but as we would soon be reminded, markets can – and will – go down.

Fiscal Quarter 4 – ending April 30, 2018

In the early days of the Fund’s fiscal Q4 (beginning February 1, 2018) the markets experienced their first 5% correction in over 14 months and the largest pullback in almost 2 years Multiple macro-economic surprises erased January’s strong gains in U.S. stocks.

We had noted many times in the past year that volatility had been extraordinarily low and that the markets had been overdue for a pullback of 5% or more. Historically, pullbacks of 5% or more occur every 6 or 7 months on average, while corrections of 10% or more tend to come around about every 24 months. Corrections of this magnitude do not necessarily spell the end of a bull market. Instead, they are a normal part of market cycles, often giving the bull the opportunity to fall back and re-group before moving ahead again. The last meaningful pullbacks were back in 2016 – ancient history by stock market standards.

Depending on which index you follow, the first full week of February 2018 saw this market flirt with a 10% correction before bouncing back. How this volatility plays out is

Logan Capital Large Cap Growth Fund

still unknown at this point. However, after such a long period of upward movement, it’s probably a good reminder to overly complacent investors that markets can indeed go down. This is one of the oldest bull markets on record and stocks are no longer “cheap” by many valuation metrics – especially if interest rates keep moving up.

The Fund and the index were both down for this quarter, but the Fund provided relative outperformance by being down less than the index. As an aside, this quarter marked the end of the S&P 500’s historically long winning streak of nine consecutive quarters of positive returns. Once again, in the Fund, consumer sectors provided the fund’s best performance for the quarter while Information Technology and Healthcare were disappointing performers.

The other big change: volatility came back! Over the past year, we have commented often that we expected an end to the unusually low market volatility. Well, that long-absent volatility has returned – and if there’s a single reason for the market’s first quarter slump, it’s the uptick in “uncertainty.”

Fed uncertainty – The Fed hiked rates in late March and made waves with a more aggressive plan for 2019 than was predicted earlier. If inflation picks up, that has historically resulted in the Fed hiking rates more quickly. Fed-watchers fear new Fed chair Jerome Powell is more focused on normalizing short-term rates than he is on supporting the economy.

Trade war uncertainty – The Trump administration announced proposed tariffs on steel and aluminum imports. Then, the administration tacked on up to $60 billion on Chinese imports. China countered. Their proposed tariffs on U.S. goods totaled $50 billion. A tit-for-tat trade fight is still unraveling.

Technology uncertainty – America’s favorite five growth stocks (“FAANG” – Facebook, Apple, Amazon, Netflix, and Google’s Alphabet) account for over an 11% weighting in the S&P 500. While this group has provided long-term market leadership, including a stellar start to the year, a few bad business practice allegations (i.e., Amazon and Facebook) sparked uneasiness for technology’s sweethearts by quarter-end. Market volatility spiked during the quarter, but the fundamental foundation behind this multi-year market rally remains steadfast. Strong economic data and growing corporate earnings that helped propel stocks higher in the past 12 months are still in place.

In sum, while an increase in macro-economic uncertainty caused an uptick in market volatility, the longer-term, fundamental drivers of stock performance are still present. That context is important to keep in mind as we enter a new quarter.

Looking ahead – Market and economic outlook

We believe that the U.S. will continue to shine as a relatively stable market for investors, both foreign and domestic. The economic outlook for 2018 is still positive and most market indicators are in the green. Valuations are above the long-term average, but given the expected improvement in corporate earnings, they are not too unreasonable.  Similarly, much of the recent stock market data indicates the possibility of the market

Logan Capital Large Cap Growth Fund

making new highs in the coming quarters. In our view, the most significant inflationary pressure will be a result of the historically low unemployment rate and the resulting upward pressure it will put on wages as employers compete for employees. The increased consumer spending  that will accompany increased wages, coupled with the continuing upward trend in oil and housing  prices, could be the catalyst to move inflation  rates  higher. As interest rates start to move up, we believe that investors will once again seek out quality growth stocks with attractive earnings growth and appreciation potential.

There will most certainly be bouts of volatility in the equity markets, but it appears that this bull still has legs. More importantly, look for equity investors to once again favor quality earnings growth over high dividends. Our team continues to focus on where the change really is – technology. New business methods are disrupting almost every industry and the goal is to be invested in those companies with management teams and business models that are prepared for and leading the change in their respective industries. Our team is focusing on the reports and updates from our holdings’ management teams to verify that the companies we are invested in are maintaining their pricing power and competitive advantage. We expect the ability to adapt and stay relevant will be crucial to successfully investing for the remainder of the year, regardless of the overall economic and geopolitical environment.

Looking forward, we expect heightened volatility to persist in the summer quarter and possibly for all of 2018. As mentioned, uncertainties such as Fed policy, trade war worries, and technology company crackdowns remain. In addition, other forces – both potentially positive and negative – are at work. Those include: the impact of Washington, D.C. decisions (tax cuts, personnel shakeups, and impromptu White House tweets), trade tariffs with China, data breaches, and rising corporate earnings expectations. The recent earnings season has been viewed at mostly successful as many of the earnings expectations have been met – or exceeded. As for the other concerns, there is no clear timetable for when these uncertainties will be resolved. That means we will be keeping a watchful eye throughout this quarter – and beyond – on financial markets, economic news, and political moves.

Long-term investors have enjoyed solid stock market returns over the last several years. Successful investing is a marathon, not a sprint. Corrections, volatility, and short-term events are unlikely to derail a thoughtful and diversified approach designed to meet long-term investment goals. Therefore, it’s critical for investors to remain patient and stay focused on the big picture.

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Logan Capital Large Cap Growth Fund

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Diversification does not guarantee a profit or protect from loss in a declining market.

DEFINITIONS:

S&P 500 Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ. The DJIA was invented by Charles Dow in 1896.

Russell 1000 Growth Index: A market capitalization-weighted index of approximately 1000 widely held growth stocks often used as a proxy for the stock market.

Russell 1000 Growth Total Return Index: A market capitalization-weighted index of approximately 1000 widely held growth stocks often used as a proxy for the stock market. The Russell 1000 Growth Total Return Index includes dividends in its performance calculations.

The Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity. It is calculated by The Conference Board, a non-governmental organization, which determines the value of the index from the values of ten key variables. These variables have historically turned downward before a recession and upward before an expansion.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class	20.25%	14.55%	14.78%
Russell 1000® Growth Index	18.96%	15.13%	16.44%

Total Annual Fund Operating Expenses: 1.76%, as of the most recent prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class	20.49%	14.80%	15.07%
Russell 1000® Growth Index	18.96%	15.13%	16.44%

Total Annual Fund Operating Expenses: 1.51%, as of the most recent prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2018

COMMON STOCKS – 97.65%	Shares	Value
Consumer Discretionary – 23.28%
Amazon.com, Inc. (a)	1,154	$1,807,314
Dick’s Sporting Goods, Inc.	12,908	427,126
Foot Locker, Inc.	8,508	366,525
Hanesbrands, Inc.	23,807	439,715
Home Depot, Inc.	4,268	788,726
Netflix, Inc. (a)	5,155	1,610,731
Nike, Inc.	6,143	420,120
Starbucks Corp.	11,048	636,033
Williams-Sonoma, Inc.	10,753	513,993
		7,010,283
Consumer Staples – 9.10%
Constellation Brands, Inc.	3,300	769,329
Estee Lauder Companies, Inc.	6,150	910,753
Monster Beverage Corp. (a)	14,590	802,450
Spectrum Brands Holdings, Inc.	3,575	257,758
		2,740,290
Health Care – 13.93%
Agilent Technologies, Inc.	5,390	354,339
Align Technology, Inc. (a)	5,023	1,254,997
AmerisourceBergen Corp.	5,799	525,273
Celgene Corp. (a)	4,312	375,575
Mettler-Toledo International, Inc. (a)	1,142	639,440
Waters Corp. (a)	3,050	574,651
Zoetis, Inc.	5,626	469,658
		4,193,933
Industrials – 9.04%
Acuity Brands, Inc.	2,092	250,559
Cintas Corp.	2,793	475,648
Middleby Corp. (a)	2,569	323,283
Nordson Corp.	3,210	412,806
United Rentals, Inc. (a)	2,605	390,750
Verisk Analytics, Inc. (a)	5,927	630,929
WABCO Holdings, Inc. (a)	1,847	238,245
		2,722,220

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2018

COMMON STOCKS – 97.65% (Continued)	Shares	Value
Information Technology – 40.86%
Alliance Data Systems Corp.	1,358	$275,742
Alphabet, Inc. – Class A (a)	413	420,674
Alphabet, Inc. – Class C (a)	413	420,157
Amphenol Corp.	12,784	1,070,149
Apple, Inc.	8,923	1,474,615
Broadcom, Inc.	5,137	1,178,531
Cognizant Technology Solutions – Class A	7,943	649,896
Electronic Arts, Inc. (a)	6,829	805,685
Facebook, Inc. (a)	5,823	1,001,556
Fiserv, Inc. (a)	8,216	582,186
FleetCor Technologies, Inc. (a)	3,010	623,913
Global Payments, Inc.	11,165	1,262,203
IPG Photonics Corp. (a)	2,681	571,133
MasterCard, Inc.	7,667	1,366,796
Paycom Software, Inc. (a)	3,206	366,157
Trimble, Inc. (a)	6,768	234,173
		12,303,566
Materials – 1.44%
Sherwin-Williams Co.	1,178	433,103
TOTAL COMMON STOCKS
(Cost $15,736,975)		29,403,395

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2018

SHORT-TERM INVESTMENTS – 2.55%	Shares	Value
Money Market Funds – 2.55%
Fidelity Government Portfolio – Class I, 1.58% (b)	767,275	$767,275
TOTAL SHORT-TERM INVESTMENTS
(Cost $767,275)		767,275
TOTAL INVESTMENTS
(Cost $16,504,250) – 100.20%		30,170,670
Liabilities in Excess of Other Assets – (0.20)%		(59,888)
TOTAL NET ASSETS – 100.00%		$30,110,782

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the Fund’s 7-day yield as of April 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2018

Assets:
Investments, at value (cost $16,504,250)	$30,170,670
Receivables:
Dividends and interest	10,894
Prepaid expenses	8,457
Total assets	30,190,021

Liabilities:
Payables:
Administration fee	21,674
Audit fees	21,400
Advisory fee	12,959
Transfer agent fees and expenses	8,745
Distribution fees	7,365
Shareholder reporting	2,948
Compliance expense	2,250
Custody fees	999
Legal fees	899
Total liabilities	79,239
Net assets	$30,110,782

Net assets consist of:
Paid-in capital	$16,008,939
Undistributed net investment loss	(64,595)
Accumulated net realized gain from investments	500,018
Net unrealized appreciation on investments	13,666,420
Net assets	$30,110,782

Investor Class:
Net assets applicable to outstanding Investor Class shares	$8,970,785
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	408,317
Net asset value, offering price and redemption price per share(1)	$21.97

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$21,139,997
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	948,493
Net asset value, offering price and redemption price per share(1)	$22.29

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2018

Investment income:
Dividends	$198,500
Interest	4,977
Total investment income	203,477

Expenses:
Investment advisory fees (Note 5)	178,065
Administration fees (Note 5)	85,572
Transfer agent fees and expenses (Note 5)	37,080
Audit fees	21,400
Distribution fees – Investor Class (Note 6)	13,387
Trustees’ fees and expenses	12,837
Compliance expense (Note 5)	9,012
Federal and state registration fees	8,871
Reports to shareholders	8,315
Custody fees (Note 5)	5,319
Legal fees	4,140
Insurance expense	1,916
Other	7,986
Total expenses before reimbursement from advisor	393,900
Expense reimbursement from advisor (Note 5)	(40,819)
Net expenses	353,081
Net investment loss	(149,604)

Realized and unrealized gain on investments:
Net realized gain on transactions from investments	1,062,011
Net change in unrealized gain on investments	3,993,116
Net realized and unrealized gain on investments	5,055,127
Net increase in net assets resulting from operations	$4,905,523

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
Operations:
Net investment loss	$(149,604)	$(143,043)
Net realized gain on investments	1,062,011	17,809
Net change in unrealized appreciation on investments	3,993,116	4,406,587
Net increase in net assets
resulting from operations	4,905,523	4,281,353

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares	2,290,665	376,671
Institutional Class shares	—	—
Cost of shares redeemed
Investor Class shares	(715,136)	(663,094)
Institutional Class shares	—	(3,159,026)
Redemption fees retained
Investor Class shares	—	32
Institutional Class shares	—	—
Net increase/(decrease) in net assets
from capital share transactions	1,575,529	(3,445,417)
Total increase in net assets	6,481,052	835,936

Net Assets:
Beginning of year	23,629,730	22,793,794
End of year	$30,110,782	$23,629,730
Accumulated net investment loss	$(64,595)	$(52,604)

Changes in Shares Outstanding:
Shares sold
Investor Class shares	108,788	22,901
Institutional Class shares	—	—
Shares redeemed
Investor Class shares	(33,179)	(41,343)
Institutional Class shares	—	(193,363)
Net increase/(decrease) in shares outstanding	75,609	(211,805)

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Investor Class
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net Asset Value –
Beginning of Year	$18.27	$15.15	$15.79	$13.64	$11.34

Income from
Investment Operations:
Net investment loss	(0.10)	(0.16)	(0.13)	(0.12)	(0.07)
Net realized and unrealized
gain/(loss) on investments	3.80	3.28	(0.40)	2.43	2.37
Total from
investment operations	3.70	3.12	(0.53)	2.31	2.30

Less Distributions:
Distributions from
net realized gains	—	—	(0.11)	(0.16)	—
Total distributions	—	—	(0.11)	(0.16)	—
Redemption fees~	0.00	0.00	0.00	0.00	0.00
Net Asset Value –
End of Year	$21.97	$18.27	$15.15	$15.79	$13.64

Total Return	20.25%	20.59%	-3.38%	17.04%	20.28%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$8,971	$6,078	$5,319	$4,984	$4,143
Ratio of expenses
to average net assets:
Before reimbursements	1.56%	1.76%	1.75%	1.89%	2.35%
After reimbursements	1.41%	1.49%*	1.50%	1.50%	1.50%
Ratio of net investment income/
(loss) to average net assets:
Before reimbursements	(0.82)%	(1.10)%	(1.16)%	(1.23)%	(1.58)%
After reimbursements	(0.67)%	(0.83)%	(0.91)%	(0.84)%	(0.73)%
Portfolio turnover rate	8%	9%	14%	28%	15%

~	Amount is less than $0.01.
*	Effective August 28, 2016, the advisor contractually agreed to lower the net annual operating expense limit to 1.49%.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net Asset Value –
Beginning of Year	$18.50	$15.30	$15.92	$13.71	$11.38

Income from
Investment Operations:
Net investment loss	(0.10)	(0.10)	(0.10)	(0.08)	(0.05)
Net realized and unrealized
gain/(loss) on investments	3.89	3.30	(0.41)	2.45	2.38
Total from
investment operations	3.79	3.20	(0.51)	2.37	2.33

Less Distributions:
Distributions from
net realized gains	—	—	(0.11)	(0.16)	—
Total distributions	—	—	(0.11)	(0.16)	—
Net Asset Value –
End of Year	$22.29	$18.50	$15.30	$15.92	$13.71

Total Return	20.49%	20.92%	-3.23%	17.39%	20.47%

Ratios and Supplemental Data:
Net assets, end
of year (thousands)	$21,140	$17,551	$17,475	$16,571	$12,282
Ratio of expenses
to average net assets:
Before reimbursements	1.39%	1.51%	1.50%	1.64%	2.13%
After reimbursements	1.24%	1.24%*	1.25%	1.25%	1.25%
Ratio of net investment income/
(loss) to average net assets:
Before reimbursements	(0.50)%	(0.85)%	(0.91)%	(0.98)%	(1.36)%
After reimbursements	(0.65)%	(0.58)%	(0.66)%	(0.59)%	(0.48)%
Portfolio turnover rate	8%	9%	14%	28%	15%

*	Effective August 28, 2016, the advisor contractually agreed to lower the net annual operating expense limit to 1.24%.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2018

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2018, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Undistributed
Net Investment	Paid In
Income/(Loss)	Capital
$137,613	$(137,613)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,010,283	$—	$—	$7,010,283
Consumer Staples	2,740,290	—	—	2,740,290
Health Care	4,193,933	—	—	4,193,933
Industrials	2,722,220	—	—	2,722,220
Information Technology	12,303,566	—	—	12,303,566
Materials	433,103	—	—	433,103
Total Common Stock	29,403,395	—	—	29,403,395
Short-Term Investments	767,275	—	—	767,275
Total Investments in Securities	$30,170,670	$—	$—	$30,170,670

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2018, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2018.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2018, the Fund did not hold any derivative instruments.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2018, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2018, the Fund incurred $178,065 in advisory fees.  Advisory fees payable at April 30, 2018 for the  Fund were $12,959.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Investor Class	1.49%
Institutional Class	1.24%

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $40,819 for the Fund.  For the calendar years below, cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

4/30/2019	4/30/2020	4/30/2021	Total
$55,809	$59,373	$40,819	$156,001

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

For the year ended April 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration & fund accounting	$85,572
Transfer agency(a)	30,313
Chief Compliance Officer	9,012
Custody	5,319

(a) Does not include out-of-pocket expenses.

At April 30, 2018, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$21,674
Transfer agency(a)	7,571
Chief Compliance Officer	2,250
Custody	999

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A.  Effective January 1, 2018, this same Trustee became an Independent Trustee.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2018, the Fund incurred distribution expenses on its Investor Class shares of $13,387.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$3,144,487	$2,021,579

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$16,512,722
Gross unrealized appreciation	14,604,743
Gross unrealized depreciation	(946,795)
Net unrealized appreciation	13,657,948
Undistributed long-term capital gain	508,490
Total distributable earnings	508,490
Other accumulated gains/(losses)	(64,595)
Total accumulated earnings/(losses)	$14,101,843

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30 wash sales.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At April 30, 2018, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
$64,595

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Market Risk.  Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk.  The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Securities and Emerging Markets Risk.  Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect a Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

In addition, each Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Sector Emphasis Risk.  The Advisor’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolios, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Large Cap Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 29, 2018

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2017	4/30/2018	10/1/2017 – 4/30/2018
Actual
Investor Class	$1,000.00	$1,069.10	$7.64
Institutional Class	$1,000.00	$1,070.10	$6.36
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,035.10	$7.45
Institutional Class	$1,000.00	$1,037.60	$6.21

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.49% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period of operation).

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Logan Capital Large Cap Growth Fund

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee, Advisors
(age 71)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Funds);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999 to 2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 57)		term*; since	Managing Director		Series Trust
615 E. Michigan Street		March 2017.	and Vice President,		(for series not
Milwaukee, WI 53202			Jensen Investment		affiliated with
			Management, Inc.		the Funds).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 83)	of the	term; since	President, Hotchkis		Series Trust
615 E. Michigan Street	Board	May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202	and Trustee		(mutual funds)		affiliated with
			(1985 to 1993).		the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 70)		term; since	President, CEO,		Series Trust
615 E. Michigan Street		January 2018.	U.S. Bancorp Fund		(for series not
Milwaukee, WI 53202			Services, LLC		affiliated with
			(May 1991 to		the Funds).
July 2017); formerly
Manager, U.S.
Bancorp Fund
Services, LLC (1998
to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	4	Trustee, Advisors
(age 59)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to		affiliated with
			present).		the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 60)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term; since	(July 2013 to present); Proxy Voting Coordinator and
615 E. Michigan Street		December	Class Action Administrator, Artisan Partners Limited
Milwaukee, WI 53202		2017.	Partnership (September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2018, the Trust was comprised of 40 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At a meeting held on December 6-7, 2017 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Funds, the Advisor, and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Large Cap Growth Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of June 30, 2017 on both an

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operation.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Large Cap Growth Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  The Board took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark index.

Large Cap Growth Fund: The Board noted that the Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year period, slightly above its peer group median for the three-year period, and slightly below its peer group median for the five-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.
The Board reviewed the performance of the Fund against a broad-based securities market benchmark.
The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the management fees charged to the Fund were generally in-line with the fees charged to the Advisor’s separately managed account clients, and to the extent fees charged to the Funds were higher than for similarly managed accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Funds.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.49% for the Investor Class and 1.24% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was equal to the peer group median and below the average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and Fund expenses necessary to maintain the Expense Caps, the Advisor received a lower advisory fee from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund and also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and above the peer group average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund and also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was above the peer group median and below the peer group average and that the estimated total expense ratio for the

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund and also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund and also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
6 Coulter Avenue, Suite 2000
Ardmore, Pennsylvania  19003

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2018	FYE 4/30/2017
Audit Fees	$17,900	$17,600
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2018	FYE 4/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2018	FYE 4/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*        /s/Douglas G. Hess
    Douglas G. Hess, President/Chief Executive Officer/
    Principal Executive Officer

Date 7/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Douglas G. Hess
                     Douglas G. Hess, President/Chief Executive Officer/
     Principal Executive Officer

Date 7/2/2018

By (Signature and Title)*        /s/Cheryl L King
                                         Cheryl L. King, Treasurer/Principal Financial Officer

Date 7/2/2018

* Print the name and title of each signing officer under his or her signature.